                                                           Exhibit 10.13

                         AMENDMENT OF PROMISSORY NOTE


     This Amendment of Promissory Note is made as of January 22, 1996, between KeraVision, Inc. (the "Company") and Thomas Merritt Loarie (the "Purchaser").

     The Promissory Note ("Note") executed by the Purchaser on January 22, 1993, under which the Purchaser promised to pay to the Company $11,519.09, plus interest, on or before January 22, 1996, is hereby amended as follows:

     (1) The Company and the Purchaser hereby agree that the interest due with respect to the Note as of the date hereof is $1,575.85, which amount is hereby added to the original principal amount of the Note, so that the principal as of the date hereof is $13,094.94.

     (2) The due date of all principal and interest under the Note is extended to January 13, 1998.

     (3) The interest rate of the Note changes as of this Amendment Date from the original 4.32% per annum, compounded semi-annually, to 5.43% per annum, compounded semi-annually.


KERAVISION, INC.                        THOMAS MERRITT LOARIE


/s/ Mark Fischer-Colbrie                /s/ Thomas Merrill Loarie
____________________________________    _________________________________
Signature                               Signature



      Mark Fischer-Colbrie
By:_________________________________
             Print Name


          VP Finance, CFO
Title:______________________________

                         AMENDMENT OF PROMISSORY NOTE


     This Amendment of Promissory Note is made as of September 9, 1996, between KeraVision, Inc. (the "Company") and Thomas M. Loarie (the "Purchaser").

     The Promissory Note ("Note") executed by the Purchaser on September 1, 1993, under which the Purchaser promised to pay to the Company $17,395.87, plus interest, on or before September 9, 1996, is hereby amended as follows:

     (1) The Company and the Purchaser hereby agree that the interest due with respect to the Note as of the date hereof is $2,119.92, which amount is hereby added to the original principal amount of the Note, so that the principal as of the date hereof is $19,515.79.

     (2) The due date of all principal and interest under the Note is extended to September 1, 1998.

     (3) The interest rate of the Note changes as of this Amendment Date from the original 3.87% per annum, compounded semi-annually, to 5.93% per annum, compounded semi-annually.


KERAVISION, INC.                        THOMAS M. LOARIE


 /s/ Mark Fischer-Colbrie                /s/ Thomas M. Loarie
____________________________________    _________________________________
Signature                               Signature



    Mark Fischer-Colbrie
By:_________________________________
             Print Name


       VP Finance, CFO
Title:______________________________

                         AMENDMENT OF PROMISSORY NOTE


     This Amendment of Promissory Note is made as of January 13, 1996, between KeraVision, Inc. (the "Company") and Thomas Merritt Loarie (the "Purchaser").

     The Promissory Note ("Note") executed by the Purchaser on January 13, 1993, under which the Purchaser promised to pay to the Company $15,788.12, plus interest, on or before January 13, 1996, is hereby amended as follows:

     (1) The Company and the Purchaser hereby agree that the interest due with respect to the Note as of the date hereof is $2,159.87, which amount is hereby added to the original principal amount of the Note, so that the principal as of the date hereof is $17,947.99.

     (2) The due date of all principal and interest under the Note is extended to January 13, 1998.

     (3) The interest rate of the Note changes as of this Amendment Date from the original 4.32% per annum, compounded semi-annually, to 5.43% per annum, compounded semi-annually.


KERAVISION, INC.                        THOMAS MERRITT LOARIE


/s/ Mark Fischer-Colbrie                 /s/ Thomas M. Loarie
____________________________________    _________________________________
Signature                               Signature



     Mark Fischer-Colbrie
By:_________________________________
             Print Name


        VP Finance, CFO
Title:______________________________